SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                          Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[x]     Preliminary Proxy Statement
[  ]    Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[  ]    Definitive Proxy Statement
[  ]    Definitive Additional Materials
[  ]    Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

                           Home City Financial Corporation
                   ______________________________________________
                  (Name of Registrant as Specified In Its Charter)

                           Home City Financial Corporation
                   ______________________________________________
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required
[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)     Title of each class of securities to which transaction applies:

        2)     Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

        4)     Proposed maximum aggregate value of transaction:

        5)     Total fee paid:

[  ]    Fee paid previously with preliminary materials

[  ]    Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

        2)     Form, Schedule or Registration Statement No.:

        3)     Filing Party:

        4)     Date Filed:

                       HOME CITY FINANCIAL CORPORATION
                            63 West Main Street
                          Springfield, Ohio  45502
                                (937) 324-5736

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     Notice is hereby given that the 1998 Annual Meeting of Shareholders of Home City Financial Corporation ("HCFC") will be held at The Springfield Inn, 100 S. Fountain Avenue, Springfield, Ohio, on April 29, 1998, at 3:00 p.m., local time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     1.     To re-elect five directors of HCFC for terms expiring in 1999;

     2. To adopt an amendment to the Code of Regulations of HCFC to change the date of the annual meeting of shareholders from the third Wednesday in October to the fourth Wednesday of the fourth month following the end of HCFC's fiscal year;

     3. To ratify the selection of Robb, Dixon, Francis, Davis, Oneson & Company as the auditors of HCFC for the current fiscal year; and

     4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only shareholders of HCFC of record at the close of business on March 9, 1998, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                   By Order of the Board of Directors


                                   /s/ Douglas L. Ulery


                                   Douglas L. Ulery, President


Springfield, Ohio
March 25, 1998

                        HOME CITY FINANCIAL CORPORATION
                             63 West Main Street
                           Springfield, Ohio  45502
                                (937) 324-5736


                                PROXY STATEMENT

                                    PROXIES

     The enclosed proxy (the "Proxy") is being solicited by the Board of Directors of Home City Financial Corporation, an Ohio corporation ("HCFC"), for use at the Annual Meeting of Shareholders of HCFC to be held at The Springfield Inn, 100 S. Fountain Avenue, Springfield, Ohio, on April 29, 1998, at 3:00 p.m., local time (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder by execution of a later dated proxy which is received by HCFC before the Proxy is exercised or by giving notice of revocation to HCFC in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a proxy.

     Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

     FOR the re-election of John D. Conroy, P. Clark Engelmeier, James Foreman, Terry A. Hoppes and Douglas L. Ulery as directors of HCFC for terms expiring in 1999;

     FOR the adoption of an amendment to the Code of Regulations of HCFC to change the date of the annual meeting of shareholders from the third Wednesday in October to the fourth Wednesday of the fourth month following the end of HCFC's fiscal year (the "Amendment"); and

     FOR the ratification of the selection of Robb, Dixon, Francis, Davis, Oneson & Company ("Robb, Dixon") as the auditors of HCFC for the current fiscal year.

     The cost of soliciting Proxies will be borne by HCFC. Proxies may be solicited by the directors, officers and other employees of HCFC and Home City Federal Savings Bank of Springfield, the wholly owned subsidiary of HCFC ("Home City"), in person or by telephone, telecopy, telegraph or mail only for use at the Annual Meeting. HCFC may also retain D. F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. Such firm would be paid a fee of approximately $4,000 and reimbursement for out-of-pocket expenses. Proxies solicited in connection with the Annual Meeting will not be used for any other meeting.

     Only shareholders of record as of the close of business on March 9, 1998 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. HCFC's records disclose that, as of the Voting Record Date, there were 904,590 votes entitled to be cast at the Annual Meeting.

     This Proxy Statement is first being mailed to shareholders of HCFC on or about March 25, 1998.


                                   VOTE REQUIRED

Election of Directors

     Under Ohio law and HCFC's Code of Regulations (the "Regulations"), the five nominees receiving the greatest number of votes will be elected as directors. Each shareholder will be entitled to cast one vote for each share owned. Shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified in the enclosed Proxy. If the enclosed Proxy is signed and dated by the shareholder but no vote is specified thereon, the shares held by such shareholder will be voted FOR the re-election of the five nominees.

Adoption of the Amendment to the Regulations

     The affirmative vote of the holders of at least a majority of the outstanding shares of HCFC is necessary to approve the Amendment. Generally, shares which are held by a nominee for a beneficial owner and which are represented in person or by proxy at the Annual Meeting but not voted with respect to the Amendment ("Non-votes") will have the same effect as a vote against the adoption of the Amendment. If, however, shares are represented at the Annual Meeting by a shareholder who signed and dated a proxy in the form of the enclosed Proxy but who did not vote on the adoption of the Amendment by marking the appropriate block on the Proxy, such shares will be voted FOR the adoption of the Amendment and will not be considered Non-votes.

Ratification of Selection of Auditors

     The affirmative vote of the holders of a majority of the shares of HCFC represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Robb, Dixon as the auditors of HCFC for the current fiscal year. Non-votes will have the same effect as a vote against the approval of such ratification, as will abstentions. If, however, a shareholder has signed and dated a proxy in the form of the enclosed proxy but has not voted on the ratification of the selection of Robb, Dixon by checking the appropriate block on the proxy, such person's shares will be voted FOR the ratification of the selection of Robb, Dixon and will not be considered Non-votes.

  Voting Securities and Ownership Of Certain Beneficial Owners and Management

     The following table sets forth certain information with respect to the only persons known to HCFC to own beneficially more than five percent of the outstanding common shares of HCFC as of March 1, 1998:

                                        Amount and Nature of           Percent of
Name and Address                        Beneficial Ownership       Shares Outstanding
________________                        ____________________       __________________
Jerome H. Davis and                           90,041<F1>                  9.95%
Susan B. Davis
11 Baldwin Farms North
Greenwich, CT  06831


First Bankers Trust, N.A., Trustee            76,176<F2>                  8.42%
Home City Financial Corporation
Employee Stock Ownership Plan
1201 Broadway
Quincy, IL  62301

________________________________
[FN]
<F1>   According to a Schedule 13D and amendments thereto provided to HCFC by
       Jerome H. Davis and Susan B. Davis, Mr. Davis holds 36,497 shares,
       Mrs. Davis holds 9,522 shares, and Mr. and Mrs. Davis jointly hold 44,022 shares. Mr. and Mrs. Davis may each be deemed to share voting and dispositive power with respect to the shares held by the other.
<F2>   First Bankers Trust, N.A., holds such shares as the trustee of the
       Home City Financial Corporation Employee Stock Ownership Plan (the "ESOP"). The trustee has voting power with respect to the 68,558 shares not yet allocated to participants' accounts and limited dispositive power with respect to all of the shares of the ESOP.

     The following table sets forth certain information with respect to the number of common shares of HCFC beneficially owned by each director and executive officer of HCFC and by all directors and executive officers of HCFC as a group at March 1, 1998:

                                         Amount and Nature of            Percent of
Name and Address <F1>                  Beneficial Ownership <F2>     Shares Outstanding
_____________________                  _________________________     __________________
John D. Conroy                                25,844 <F3>                   2.86 %
P. Clark Engelmeier                           25,844 <F4>                   2.86
James Foreman                                 19,044 <F5>                   2.11
Terry A. Hoppes                               16,200 <F6>                   1.79
Douglas L. Ulery                              20,841 <F7>                   2.30
Jo Ann Holdeman                                1,888 <F8>                   0.21
Charles A. Mihal                                   -                           -
All directors and executive officers
   as a group (7 persons)                    102,861                       11.37

_____________________________
[FN]
<F1>    Each of the persons listed on this table may be contacted at the address of HCFC.

<F2>    The beneficial owner has sole voting and dispositive power unless otherwise indicated. Although all of the shares held in the Home City Financial Corporation Recognition and Retention Plan Trust (the "RRP") are deemed to be held by each of Messrs. Conroy and Engelmeier as Trustees of the RRP, the shares held in the RRP are counted only once in determining the total number of shares owned by all directors and executive officers as a group.

<F3>    Includes 9,522 shares held by Mr. Conroy's spouse, with respect to which Mr. Conroy shares voting and dispositive power, and 6,800 shares held by the RRP, with respect to which Mr. Conroy shares voting power as a Trustee.

<F4>    Includes 9,522 shares held by Mr. Engelmeier's spouse, with respect to which Mr. Engelmeier shares voting and dispositive power, and 6,800 shares held by the RRP, with respect to which Mr. Engelmeier shares voting power as a Trustee.

<F5>    Includes 9,522 shares held by Mr. Foreman's spouse, with respect to which Mr. Foreman shares voting and dispositive power.

<F6>    Includes 6,678 shares held by Mr. Hoppes' spouse, with respect to which Mr. Hoppes shares voting and dispositive power.

<F7>    Includes 9,200 shares held by Mr. Ulery's spouse, with respect to which Mr. Ulery shares voting and dispositive power, and 2,441 shares allocated to Mr. Ulery's ESOP account, with respect to which Mr. Ulery has voting but not dispositive power.

<F8>    Includes 1,000 shares held by Ms. Holdeman jointly with her spouse and
        863 shares allocated to Ms. Holdeman's ESOP account, with respect to which Ms. Holdeman has voting but no dispositive power.

                     PROPOSAL ONE - ELECTION OF DIRECTORS

     The Regulations provide for a Board of Directors consisting of five persons. In accordance with Section 2.03 of the Regulations, nominees for election as directors may be proposed only by the directors or by any shareholder entitled to vote for the election of directors if such shareholder has submitted a written notice of a proposed nominee to the Secretary of HCFC by the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written notice of a proposed nominee shall set forth the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the numbers of shares of HCFC owned beneficially and/or of record by the nominee and the length of time such shares have been so owned.

     The Board of Directors proposes the re-election of the following persons to serve until the Annual Meeting of Shareholders in 1999 and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death:

                                                                               Director of        Director of
Name                           Age <F1>     Positions(s) Held                Home City Since      HCFC Since
____                           ________     _________________                _______________      __________
John D. Conroy                    47        Director                               1988               1996
P. Clark Engelmeier               66        Director, Chairman of the Board        1977               1996
James Foreman                     58        Director                               1995               1996
Terry A. Hoppes                   49        Director                               1994               1996
Douglas L. Ulery                  51        Director, President, CEO               1993               1996

_______________________
[FN]
<F1>    As of  March 1, 1998.

     If any nominee is unable to stand for election, any proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

     Mr. Conroy has been the owner and President of Conroy Funeral Home, Inc., in Springfield, Ohio, since 1971. Mr. Conroy is a licensed funeral director and embalmer. From January 1995 to March 1996, Mr. Conroy was the Secretary of Home City.

     Mr. Engelmeier has been a self-employed life insurance agent and securities broker during the past 41 years and is a Chartered Life Underwriter. Mr. Engelmeier retired from the U.S. Army in 1991 as a lieutenant colonel.

     Mr. Foreman has been the President, Chief Executive Officer and owner of Foreman-Blair Pontiac, Buick, GMC, Springfield, Ohio, and the President and owner of SKDP Insurance Agency for the past 27 years. Mr. Foreman is a member of the Board of Directors of the Springfield Chamber of Commerce. Mr. Foreman served as Vice President of Home City from January 1995 to March 1996.

     Mr. Hoppes is a professional engineer and surveyor and has been the owner and the President of Hoppes Engineering and Surveying Company since 1977 and the President of Hoppes Builders and Development Company since 1981. From January 1995 to March 1996, Mr. Hoppes was the Treasurer of Home City.

     Mr. Ulery has been the President and the Chief Executive Officer of Home City since 1992 and a director of Home City since 1993. From 1985 until joining Home City, Mr. Ulery was the Vice President of Regional Banking Office Operations with Society Corporation. Mr. Ulery is also a director of Intrieve, Incorporated.

Meetings of Directors

     HCFC was incorporated in August 1996. The Board of Directors of HCFC met six times for regularly scheduled and special meetings during the fiscal year ended December 31, 1997. No director attended fewer than 75% of the aggregate of such meetings and all meetings of the committees of which such director was a member.

     Each director of HCFC is also a director of Home City. The Board of Directors of Home City met six times during the fiscal year ended December 31, 1997. No director attended fewer than 75% of the aggregate of such meetings and all meetings of the committees of which such director was a member.

Committees of Directors

     The Board of Directors of HCFC has an Audit Committee, an ESOP Committee, a Stock Option Committee and an RRP Committee. The Board of Directors of HCFC does not have either a nominating or a compensation committee.

     The Audit Committee recommends audit firms to the full Board of Directors and reviews and approves the annual independent audit report. The members of the Audit Committee are Messrs. Conroy, Foreman and Hoppes. The Audit Committee of HCFC met one time during the fiscal year ended December 31, 1997. Prior to August 1997, an Audit Committee of Home City performed such functions.

     The ESOP Committee administers the ESOP and presently consists of Messrs. Conroy, Hoppes and Ulery. The ESOP Committee met once during the fiscal year ended December 31, 1997.

     The Stock Option Committee is responsible for administering the Home City Financial Corporation 1997 Stock Option and Incentive Plan (the "Stock Option Plan"), including interpreting the Stock Option Plan and awarding options pursuant to its terms. Its members are Messrs. Engelmeier, Foreman and Hoppes. The Stock Option Committee was appointed in August 1997 and met once during the fiscal year ended December 31, 1997.

     The RRP Committee administers the Home City Financial Corporation RRP. Such committee consists of Messrs. Conroy, Engelmeier and Hoppes. The RRP Committee was appointed in August 1997 and met once during the fiscal year ended December 31, 1997.

     The Board of Directors of Home City does not have an audit, compensation or nominating committee.

Executive Officers

     In addition to Mr. Ulery, the President and CEO of HCFC and Home City, the following persons are executive officers of HCFC and Home City and hold the designated positions:

Name                         Age <F1>          Position(s) Held
____                         ________          ________________
Gary E. Brown                   58             Vice President of Home City
Jo Ann Holdeman                 41             Secretary of HCFC and Secretary and
                                                  Vice President of Home City
Charles A. Mihal                59             Treasurer and Chief Financial Officer of
                                                  HCFC and Home City
Don E. Lynam                    44             Senior Vice President of Home City

______________________
[FN]
<F1>    As of March 1, 1998.

     Mr. Brown has been employed by Home City since October 1995, as Assistant Vice President from October 1995 to March 1996 and as Vice President since March 1996. During the five years prior to joining Home City, Mr. Brown was employed as an Assistant Vice President at Huntington Bank.

     Ms. Holdeman has been employed by Home City since 1986. Ms. Holdeman served as Assistant Vice President and Assistant Secretary from 1992 to March 1996 and has served as Vice President and Secretary since March 1996.

     Mr. Mihal has been employed by Home City since January 1997. From 1993 to December 1996, Mr. Mihal served as Vice President and Controller of First National Bank of Pennsylvania. From 1990 to 1993, Mr. Mihal was Vice President and Controller of Bank One, Akron, N.A.

     Mr. Lynam has been employed by Home City since December 1997. From June 1975 to December 1997, Mr. Lynam was employed by Key Bank, serving most recently as a Vice President in commercial lending.


                Compensation of Directors and Executive Officers

Directors' Compensation

     Each director of Home City receives a retainer fee of $1,000 per month for service as a director of Home City. In addition, the Chairman of the Board of Directors receives an additional fee of $150 per month. No fees are paid for service as a director of HCFC.

     Four of Home City's directors participate in a deferred compensation plan whereby payment of part or all of their directors' fees is deferred. Home City records the deferred fees as expenses and in a liability account. Interest is periodically credited on each account. Each director is fully vested in his account, and the balance is payable upon termination of directorship prior to death or retirement. Home City has provided for the contingent liability created by the deferred compensation plan by purchasing a single-premium universal life insurance policy on each director. Upon retirement or death, a director or his estate will receive the benefits payable pursuant to the policy on his life.

Executive Officers' Compensation

     The following table presents certain information regarding the cash compensation received by Douglas L. Ulery, the President and Chief Executive Officer of HCFC and Home City, for services rendered during the fiscal years shown. Mr. Ulery received the compensation included in the following table from Home City and received no compensation from HCFC. No other executive officer of Home City or HCFC received salary and bonus compensation exceeding $100,000 during the periods shown.

                         Summary Compensation Table

                                            Annual Compensation               Long Term Compensation
                                          ________________________        ___________________________________
                                                                                       Awards
                                                                          ___________________________________
Name and Principal                                                                              Securities         All Other
     Position              Year <F1>      Salary ($)       Bonus ($)       Restricted           Underlying      Compensation<F2>
                                                                          Stock Awards($)     Options/SARs(#)
________________________________________________________________________________________________________________________________
Douglas L. Ulery           12/31/97       $ 52,500<F3>       $22,500        $107,057<F4>          23,805<F5>         $1,546
  President and Chief       6/30/97        100,000<F6>        25,000             -                   -                3,390
  Executive Officer         6/30/96        100,000<F6>        30,000             -                   -                3,338

_____________________
[FN]
<F1>    In December 1997, the Boards of Directors of HCFC and Home City voted to change the fiscal year end of both companies to December 31. The information for the fiscal year ended December 31, 1997, is, therefore, for the six-month period ended December 31, 1997.

<F2>    Consists of Home City's contribution to Mr. Ulery's 401(k) defined contribution plan account.

<F3>    Includes directors' fees of $6,000 paid by Home City.

<F4>    On October 20, 1997, Mr. Ulery was awarded 6,665 common shares pursuant to the RRP. Mr. Ulery paid no consideration for such shares. Such shares will be earned and non-forfeitable at the rate of one-fifth per year on the anniversary of the date of the award, beginning October 20, 1998, assuming continued employment with, or service on the Board of Directors of, Home City. On October 20, 1997, the market price of the shares awarded to Mr. Ulery, determined by reference to the last trade price for HCFC's shares on the Nasdaq SmallCap Market ("Nasdaq") on such date, was $16.0625 per share, and the aggregate market value of such shares was $107,057. At December 31, 1997, the market price of a HCFC share was $18.50, based on the last trade price reported by Nasdaq, and the aggregate market value of the shares awarded to Mr. Ulery was

        $123,303. In addition, dividends and other distributions on such shares and earnings thereon and distributions will be distributed to Mr. Ulery according to the vesting schedule.

<F5>    Represents the number of common shares of HCFC underlying options granted to Mr. Ulery pursuant to the Stock Option Plan.

<F6>    Includes directors' fees of $12,000 paid by Home City.  Does not include amounts attributable to other miscellaneous benefits received by executive officers. The cost to Home City of providing such benefits to Mr. Ulery was less than 10% of his cash compensation.

Employment Agreement

     Home City has entered into an employment agreement with Mr. Ulery effective February 23, 1998 (the "Employment Agreement"). Home City and HCFC currently have no employment agreements with any other officers. The Employment Agreement provides for a term of three years and a salary and performance review by the Board of Directors not less often than annually, as well as inclusion of the employee in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible. The Employment Agreement also provides for vacation and sick leave.

     The Employment Agreement is terminable by Home City at any time. In the event of termination by Home City for "just cause," as defined in the Employment Agreement, Mr. Ulery will have no right to receive any compensation or other benefits for any period after such termination. In the event of termination by Home City other than for just cause, at the end of the term of the Employment Agreement or in connection with a "change of control," as defined in the Employment Agreement, Mr. Ulery will be entitled to a continuation of salary payments for a period of time equal to the term of the Employment Agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of (1) the end of the term of the Employment Agreement or
(2) the date Mr. Ulery becomes employed full-time by another employer.

     The Employment Agreement also contains provisions with respect to the occurrence within six months before or at any time after a "change of control" of (1) the termination by Home City of employment of Mr. Ulery for any reason other than just cause, retirement or termination at the end of the term of the Employment Agreement, (2) certain changes in the capacity or circumstances in which he is employed or (3) a material reduction in his responsibilities, authority, compensation or other benefits provided under the Employment Agreement without his written consent. In the event of Home City's termination of Mr. Ulery's employment during such period of time and during the term of the Employment Agreement, Mr. Ulery will be entitled to payment of an amount equal to three times the greater of the amount of salary set forth in the Employment Agreement or the amount of annual salary payable to Mr. Ulery as a result of any annual salary review. If Mr. Ulery terminates his employment within six months prior to or one year after a change of control due to certain material changes in the circumstances of his employment or a material reduction in his responsibilities or authority, Mr. Ulery will be entitled to payment of an amount equal to three times his average annual compensation during the most recent five taxable years. If Mr. Ulery's employment is so terminated either by him or by Home City, Mr. Ulery will be entitled to continued coverage under all benefit plans until the earliest of the end of the term of the Employment Agreement or the date on which he is included in another employer's benefit plans as a full-time employee. The maximum payment that Mr. Ulery may receive, however, is limited to an amount which will not result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), or exceed limitations imposed by the OTS. "Control," as defined in the Employment Agreement, generally refers to the acquisition by any person or entity of the power to vote or ownership of 10% or more of the voting stock of Home City or HCFC, the control of the election of a majority of Home City's or HCFC's directors or the exercise of a controlling influence over the management or policies of Home City or HCFC.

Stock Option Plan

     At the 1997 Annual Meeting of the Shareholders of HCFC, the shareholders approved the Stock Option Plan. The Board of Directors of HCFC reserved 95,220 common shares for issuance by HCFC upon the exercise of options to be granted to certain directors, officers and employees of HCFC and Home City from time to time under the Stock Option Plan. Options to purchase 71,415 common shares of HCFC have been awarded pursuant to the Stock Option Plan.

     The Stock Option Committee may grant options under the Stock Option Plan at such times as they deem most beneficial to Home City and HCFC on the basis of the individual participant's position and duties and the value of the individual's services and responsibilities to Home City and HCFC. Grants must be made in accordance with OTS regulations which provide that no individual may receive options to purchase more than 25% of the shares that are reserved for issuance under the Stock Option Plan and that directors who are not employees of HCFC or Home City may not receive options to purchase more than 5% of such shares individually or 30% in the aggregate.

     Options granted under the Stock Option Plan may be "incentive stock options" within the meaning of Section 422 of the Code ("ISOs") or may not be ISOs ("Non-qualified Options"). The option exercise price for ISOs and Non-qualified Options will be determined by the Stock Option Committee at the time of the grant, but generally the exercise price must not be less than 100% of the fair market value of the shares on the date of the grant, and no stock option will be exercisable after the expiration of ten years from the date of grant. If, however, an ISO is granted to an employee who owns more than 10% of HCFC's outstanding common shares at the time the ISO is granted, the exercise price of the ISO may not be less than 110% of the fair market value of the shares on the date of the grant and the ISO may not be exercisable after the expiration of five years from the date of the grant. One-fifth of each stock option awarded under the Stock Option Plan will become exercisable on each of the first five anniversaries of the date of award.

     Options may not be transferred or assigned other than by will or in accordance with the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, as amended. If an officer or director is "terminated for cause," as defined in the Stock Option Plan, any option that has not been exercised shall terminate as of the date of such termination for cause.

     The following table sets forth information regarding all grants of options to purchase common shares of HCFC made to Mr. Ulery during the fiscal year ended December 31, 1997:

                                       Option/SAR Grants in Last Fiscal Year
                                                   Individual Grants
                  ___________________________________________________________________________________
                                        % of Total Options/
                  Number of Securities    SARs Granted to
                   Underlying Options/  Employees in Fiscal     Exercise or Base
Name                SARs Granted (#)    Year Ended 12/31/97     Price ($/Share)     Expiration Date
____                ________________    ___________________     ______________      _______________
Douglas L. Ulery        23,805                 33.33%               $16.125         October 20, 2007


     The following table sets forth information regarding the number and value of unexercised options held by Mr. Ulery at December 31, 1997:

                             Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Values
                      ________________________________________________________________________________________________
                                                        Number of Securities Underlying     Value of Unexercised In-
                        Shares                            Unexercised Options/SARs at      the-Money Options/SARs at
                      Acquired on          Value                    12/31/97                    12/31/97 ($)<F1>
Name                  Exercise (#)        Realized          Exercisable/Unexercisable        Exercisable/Unexercisable
____                  ____________        ________          _________________________        _________________________
Douglas L. Ulery          -0-                N/A                  -0-/23,805                       $-0-/$56,537

________________
[FN]
<F1>    For purposes of this table, the value of the option was determined by multiplying the number of shares subject to unexercised options by the difference between the $16.125 exercise price and the fair market value of HCFC's common shares, which was $18.50 on December 31, 1997, based on the last trade price reported by Nasdaq.

Recognition and Retention Plan and Trust

     At the 1997 Annual Meeting of the Shareholders of HCFC, the shareholders
of HCFC approved the RRP.   With funds contributed by Home City, the RRP has
purchased 6,800 shares of HCFC. Awards entitling recipients to 23,802 shares were awarded to directors, executive officers and employees of HCFC and Home City in 1997. The RRP is continuing to attempt to purchase such shares.

     The RRP is administered by the RRP Committee. The RRP Committee may make awards under the RRP to the officers and employees of HCFC and Home City at such times as they deem most beneficial to HCFC on the basis of the individual participant's responsibility, tenure and future potential. Grants must be made in accordance with OTS regulations, which provide that no individual may be awarded more than 25% of the shares which are reserved for issuance under the RRP and that directors who are not employees of HCFC or Home City may not receive more than 5% of such shares individually or 30% in the aggregate.

     Unless the RRP Committee specifies a longer period of time, one-fifth of the number of shares awarded to an individual becomes earned and non-forfeitable on each of the first five anniversaries of the date of such award. Compensation expense in the amount of the fair market value of the RRP shares is recognized as the shares are earned. Until shares awarded are earned by the participant, such shares will be forfeited in the event that the participant ceases to be either a director or an employee of HCFC or Home City, except that in the event of the death or disability of a participant, the participant's shares will be deemed to be earned and non-forfeitable.

     The shares, together with any cash dividends or distributions paid thereon, will be distributed as soon as practicable after they are earned. Shares that have been awarded but not yet earned are voted in the discretion of the RRP Trustees appointed by the RRP Committee.

Certain Transactions With Home City

     Home City has extended loans to certain of its and HCFC's directors and executive officers, their affiliates and members of their families. All such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and did not present more than the normal risk of collectibility or other unfavorable features.

                    PROPOSAL TWO - ADOPTION OF THE AMENDMENT

     Since the conversion of Home City from mutual to stock form and the public offering of HCFC common shares in December 1996, financial institution analysts have compared the results of HCFC and Home City to other financial institutions that predominantly had fiscal years ending on December 31. In order to allow investors to analyze HCFC and Home City on a comparable basis with other financial institutions, the Boards of Directors of HCFC and Home City determined in December 1997 to change the fiscal year end of HCFC and Home City from June 30 to December 31.

     Currently, the Regulations of HCFC provide that the annual meeting of shareholders shall be held on the third Wednesday of October or on such other date as may be fixed by the Board of Directors of HCFC. The Board of Directors of HCFC proposes to amend the Regulations to reflect the change in the fiscal year end by changing the presumed date of the annual meeting of shareholders from the third Wednesday in October to the fourth Wednesday of the fourth month following the end of HCFC's fiscal year.

     The Board of Directors of HCFC recommends that the shareholders of HCFC adopt the Amendment. Accordingly, the shareholders of HCFC will be asked to approve the following resolution at the Annual Meeting:

     RESOLVED, that the Code of Regulations of Home City Financial Corporation be, and it hereby is, amended by deleting Section 1.01 in its entirety and substituting therefor the following Section 1.01:

          Section 1.01. Annual Meetings. The annual meeting of the shareholders for the election of directors, for the consideration of reports to be laid before such meeting and for the transaction of such other business as may properly come before such meeting shall be held on the fourth Wednesday of the fourth month following the end of the fiscal year of the corporation at 3:00 p.m., or on such other date and at such other time as may be fixed from time to time by the directors.


                    PROPOSAL THREE - SELECTION OF AUDITORS

     The Board of Directors of HCFC has selected Robb, Dixon to act as HCFC's independent auditor for the current fiscal year and recommends that the shareholders ratify the selection. The firm has audited the books of HCFC or Home City since 1976. Management expects that a representative of Robb, Dixon will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

     The Board of Directors of HCFC recommends that the shareholders of HCFC ratify the selection of the auditors for the current fiscal year.
Accordingly, the shareholders of HCFC will be asked to approve the following resolution at the Annual Meeting:

     RESOLVED, that the selection of Robb, Dixon, Francis, Davis,
     Oneson & Company as the auditors of HCFC for the current fiscal year be, and it hereby is, ratified.

                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

     Any proposals of shareholders intended to be included in the proxy statement for the 1999 Annual Meeting of Shareholders of HCFC should be sent to HCFC by certified mail and must be received by HCFC by November 25, 1998.

     Management knows of no other business that may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters that may be brought before the Annual Meeting.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                   By Order of the Board of Directors


                                   /s/ Douglas L. Ulery

                                   Douglas L. Ulery, President

Springfield, Ohio
March 25, 1998

                                  APPENDIX A

                               REVOCABLE PROXY

                       HOME CITY FINANCIAL CORPORATION

                   THIS PROXY IS SOLICITED ON BEHALF OF THE
             BOARD OF DIRECTORS OF HOME CITY FINANCIAL CORPORATION

     The undersigned shareholder of Home City Financial Corporation ("HCFC") hereby constitutes and appoints Gary E. Brown and Jo Ann Holdeman, or either one of them, the Proxy or Proxies of the undersigned, with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of HCFC to be held at The Springfield Inn, 100 S. Fountain Avenue, Springfield, Ohio, on April 29, 1998, at 3:00 p.m., local time (the "Annual Meeting"), all of the shares of HCFC that the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.     The election of five directors:


       ______ FOR all nominees               ______ WITHHOLD authority
              listed below                          to vote for all nominees
              (except as marked to the              listed below:
                  contrary below):


                                 John D. Conroy
                                 P. Clark Engelmeier
                                 James Foreman
                                 Terry A. Hoppes
                                 Douglas L. Ulery

(INSTRUCTION:   To withhold authority to vote for any individual nominee,
write that nominee's name in space provided below).

___________________________________________________________________________

2. The adoption of an amendment to the Code of Regulations of HCFC to change the presumed date of the annual meeting of shareholders.

       ______ FOR     ______ AGAINST     ______ ABSTAIN

3. The ratification of the selection of Robb, Dixon, Francis, Davis, Oneson & Company, certified public accountants, as the auditors of HCFC for the current fiscal year.

       ______ FOR     ______ AGAINST     ______ ABSTAIN

4. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.


Important:  Please sign and date this proxy on the reverse side.

     This Revocable Proxy will be voted as directed by the undersigned member. If no direction is given, this Revocable Proxy will be voted FOR proposals 1, 2 and 3.

     All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of Annual Meeting of Shareholders of HCFC and of the accompanying Proxy Statement is hereby acknowledged.


NOTE: Please sign your name exactly as it appears on this Proxy. Joint accounts require only one signature. If you are signing this Proxy as an attorney, administrator, agent, corporation, officer, executor, trustee or guardian, etc., please add your full title to your signature.


___________________________________       ____________________________________
Signature                                 Signature

___________________________________       ____________________________________
Print or Type Name                        Print or Type Name

___________________________________       ____________________________________
Date                                      Date

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HCFC. PLEASE DATE, SIGN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.


IMPORTANT: IF YOU RECEIVE MORE THAN ONE CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.